Benefit Plans - Weighted Average Assumptions Used to Determine Benefit Obligations and Net Periodic Benefit Cost (Detail)	12 Months Ended
	Feb. 23, 2013	Feb. 25, 2012	Feb. 26, 2011
Benefit obligation assumptions:
Discount rate	4.25%	4.55%	5.60%
Rate of compensation increase	2.00%	2.00%	2.00%
Net periodic benefit cost assumptions:
Discount rate	4.55%	5.60%	6.00%
Rate of compensation increase	2.00%	2.00%	3.00%
Expected return on plan assets	7.25%	7.50%	7.75%